UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22473

                Virtus Stone Harbor Emerging Markets Income Fund (formerly known as Stone Harbor

Emerging Markets Income Fund)

(Exact name of registrant as specified in charter)

101 Munson Street

                     Greenfield, MA 01301-9683

(Address of principal executive offices) (Zip code)

Jennifer Fromm, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

One Financial Plaza

                                             Hartford, CT 06103-2608

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (866) 270-7788

Date of fiscal year end:  November 30

Date of reporting period:  May 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

(b)	Not applicable.

SEMIANNUAL REPORT

May 31, 2022
Virtus Stone Harbor Emerging Markets Income Fund
(f/k/a Stone Harbor Emerging Markets Income Fund)

Not FDIC Insured • No Bank Guarantee • May Lose Value

Virtus Stone Harbor Emerging Markets Income Fund

MESSAGE TO SHAREHOLDERS
To Virtus Stone Harbor Emerging Markets Income Fund Shareholders:
I am pleased to welcome you to the Virtus Funds. On January 1, 2022, Stone Harbor became an affiliated subadviser of Virtus Investment Partners. As a result, this Fund continues to be managed by the same team using the same investment process, while gaining access to Virtus’ support and operational capabilities.
This semiannual report reviews the performance of your Fund for the six months ended May 31, 2022. During the period, market volatility increased as investors contended with higher inflation, rising interest rates, and efforts by the Federal Reserve (Fed) to tighten monetary policy. Russia’s invasion of Ukraine in late February added to the uncertainty and led to higher energy and food costs.
For the six months ended May 31, 2022, the Fund’s net asset value (NAV) returned -13.51%. For the same period, returns for the three sectors of emerging markets (EM) debt were -13.84% for hard currency sovereign debt, as represented by the JPMorgan EMBI Global Diversified Index, -9.16% for local currency sovereign debt, as represented by the JPMorgan GBI-EM Global Diversified Index, and -10.87% for corporate debt, as represented by the JPMorgan CEMBI Broad Diversified Index.
Virtus is a distinctive partnership of boutique investment managers singularly committed to investors’ long-term success. We offer access to a variety of investment styles across multiple disciplines to meet a wide array of investor needs. To learn more about our other investment strategies, please visit Virtus.com.
Our entire team looks forward to serving you and your Fund. We are available to answer any questions you may have about the changes. Please call us at 1-866-270-7788 if you require assistance. Welcome to Virtus.
Sincerely,
George R. Aylward
President, Chief Executive Officer, and Trustee
Virtus Stone Harbor Emerging Markets Income Fund
July 2022
Refer to the Manager’s Discussion section for your Fund’s performance. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investing involves risk, including the risk of loss of principal invested.

VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
May 31, 2022
About the Fund:
Virtus Stone Harbor Emerging Markets Income Fund’s (NYSE: EDF) (the “Fund”) investment objective is to maximize total return, which consists of income and capital appreciation from investments in emerging markets securities. The Fund normally will invest at least 80% of its net assets (plus borrowings for investment purposes) in emerging markets debt. There is no guarantee that the Fund will achieve its investment objective.
The use of leverage currently enables the Fund to borrow at short-term rates with the expectation of investing at higher yields on its investments. During the period, the Fund utilized short-term reverse repurchase agreements through which it borrowed money by selling securities under the obligation to repurchase them at a later date at a fixed price. The Fund’s management team adjusted borrowing levels to reflect the team’s outlook on emerging markets risk, increasing borrowings when it felt opportunities had improved and reducing borrowings when, in the team’s judgment, macroeconomic risk had risen. At May 31, 2022, the Fund had borrowings of approximately $38 million, which represented about 31% of the Fund’s managed assets.
The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to manage the Fund’s credit risk, interest rate risk, and foreign exchange risk, and to efficiently gain certain investment exposures. These derivative positions may increase or decrease the Fund’s exposure to these risks. At the end of the reporting period, the Fund had market exposure to derivatives of approximately -$17 million (the value as represented on page 18 of the Schedule of Investments). Over the course of the reporting period, derivative positions generated a net realized gain of approximately $3 million and $2 million in unrealized depreciation, for a net decrease in operations of approximately $1 million.
Manager Comments – Stone Harbor Investment Partners (Stone Harbor)
Stone Harbor is a global credit specialist with expertise in emerging and developed markets debt.  With three decades of informed experience allocating risk in complex areas of the fixed income markets, Stone Harbor manages global credit portfolios for institutional clients around the world. The following commentary is provided by the respective portfolio team at Stone Harbor and covers the Fund’s portfolio for the six months ended May 31, 2022.
How did the markets perform during the Fund’s fiscal six-month period ended May 31, 2022?
The rebound in global growth that was seen during the first half of 2021 continued to recede in the six-month period through May 31, 2022, driven by several factors, including the slowdown in China’s growth and the war in Ukraine. These developments occurred against the backdrop of the lingering economic impact of COVID-19, elevated levels of inflation, inflation-fighting rhetoric from the U.S. Federal Reserve (Fed), and persistent global supply chain constraints. In China, the key driver of the slowdown in economic activity was the government’s policy of zero tolerance for COVID-19, which led to extended lockdowns in key cities, therefore constraining demand. In addition, the Chinese government’s policies intended to deleverage the property sector and to extend government control of several other economic sectors had negative impacts on China’s growth.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 8.

VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
May 31, 2022
Russia’s invasion of Ukraine in February 2022, and the global reaction to it, also contributed to the downturn in emerging markets (EM) debt performance. The main impacts of the war in Ukraine included Western sanctions, which limited the tradability of Russian assets, and a continuation of increases in the prices of energy and food, which are typically large components of developing countries’ consumer inflation.
U.S. Treasury yields also increased in response to rising price pressures and the Fed’s decision to tighten monetary policy. Rising U.S. Treasury yields had the greatest impact on the returns of external, or U.S. dollar-denominated, sovereign bonds, but also affected yields on domestic EM treasury bonds as inflation pressures broadened globally. Monetary policy tightening among EM central banks was a central theme of the reporting period. Lastly, commodity prices rallied sharply during the period, creating strong economic tailwinds for exporters and headwinds for importers.
In aggregate, as a consequence of the appreciation of select EM currencies, local currency debt outperformed U.S. dollar-denominated EM sovereign and corporate debt during the reporting period, though each of the sectors posted negative total returns for the six months ended May 31, 2022.
What factors affected the Fund’s performance during the fiscal six-month period?
The Fund’s total return on net asset value (NAV) for the six months ended May 31, 2022 was -13.51%. Returns for the three sectors of EM debt for the reporting period were -13.84% for hard currency sovereign debt, as represented by the JPMorgan EMBI Global Diversified Index, -9.16% for local currency sovereign debt, as represented by the JPMorgan GBI-EM Global Diversified Index, and -10.87% for corporate debt, as represented by the JPMorgan CEMBI Broad Diversified Index.
The top detractors from the Fund’s performance were its allocations to U.S. dollar-denominated sovereign bonds in countries that were most impacted by the Russian invasion of Ukraine, including Belarus, Russia, and Ukraine. Local currency bonds from Russia also detracted from performance. After the imposition of western sanctions on Russian individuals, companies, and government assets, including restrictions on Russia’s access to its large stock of U.S. dollar reserves, Russia banned western investors from repatriating ruble-denominated exposure. Accordingly, Russian bond prices dropped. At the same time, Russia’s currency appreciated, as Russian state-owned energy companies continued to generate U.S. dollars from sales of oil and gas and the government required domestic exporters to sell U.S. dollars and buy the ruble.
The largest positive contributors to performance were sovereign and corporate debt of select commodity oil exporters, including Angola, Ecuador, Iraq, and Mexico. In Mexico, the main contributors to performance were obligations of the state-owned Petroleos Mexicanos comprising both unsecured debentures and secured project finance. Exposure to bonds from Argentina, which benefited from an agreement with the International Monetary Authority on a new U.S. $44 billion loan, also enhanced Fund performance.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 8.

VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
May 31, 2022
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
Risk Considerations:
Non-Diversified: The portfolio is not diversified and may be more susceptible to factors negatively impacting its holdings to the extent the portfolio invests more of its assets in the securities of fewer issuers than would a diversified portfolio.
Management: The Fund’s ability to identify and invest in attractive opportunities is dependent upon the subadviser. If one or more key individuals leave the subadviser, it may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the portfolio from achieving its investment objective. As with any managed fund, the subadviser may not be successful in selecting the best-performing securities, leverage strategy or investment techniques, and the Fund’s performance may lag that of similar funds as a result.
Market Volatility:  The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
Emerging Markets Investing: Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.
Foreign Investing: Investing in foreign securities subjects the Fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.
Currency Rate: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Fund’s shares.
Sovereign Debt Obligations: Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 8.

VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
May 31, 2022
Derivatives: Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage, or attempt to increase returns. Investments in derivatives may result in increased volatility and the Fund may incur a loss greater than its principal investment.
Counterparties: There is risk that a party upon whom the Fund relies to complete a transaction will default.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Leverage: When a Fund is leveraged, the value of its securities may be more volatile and all other risks may be compounded.
Closed-End Funds: Closed-end funds may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. They may also employ leverage, which may increase volatility.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 8.

OUR PRIVACY COMMITMENT
Virtus Stone Harbor Emerging Markets Income Fund recognizes that protecting the privacy and security of the confidential personal information we collect about you is an important responsibility. The following information will help you understand our privacy policy and how we will handle and maintain confidential personal information as we fulfill our obligations to protect your privacy. “Personal information” refers to the nonpublic financial information obtained by us in connection with providing you a financial product or service.
Information We Collect
We collect personal information to help us serve your financial needs, offer new products or services, provide customer service and fulfill legal and regulatory requirements. The type of information that we collect varies according to the products or services involved, and may include:
•  Information we receive from you on applications and related forms (such as name, address, social security number, assets and income); and
•  Information about your transactions and relationships with us, our affiliates, or others (such as products or services purchased, account balances and payment history).
Information Disclosed in Administering Products and Services
We will not disclose personal information about current or former customers to non-affiliated third parties except as permitted or required by law. We do not sell any personal information about you to any third party. In the normal course of business, personal information may be shared with persons or entities involved in servicing and administering products and services on our behalf, including your broker, financial advisor or financial planner and other service providers and affiliates assisting us.
Procedures to Protect Confidentiality and Security of Your Personal Information
We have procedures in place that limit access to personal information to those employees and service providers who need to know such information in order to perform business services on our behalf. We educate our employees on the importance of protecting the privacy and security of confidential personal information. We also maintain physical, electronic and procedural safeguards that comply with federal and state regulations to guard your personal information.
We will update our policy and procedures where necessary to ensure that your privacy is maintained and that we conduct our business in a way that fulfills our commitment to you. If we make any material changes in our privacy policy, we will make that information available to customers through our website and/or other communications.

VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND PORTFOLIO HOLDINGS SUMMARY WEIGHTINGS (Unaudited)
May 31, 2022
The following tables present the portfolio holdings within certain industry or countries as a percentage of total investments (excluding reverse repurchase agreements, swaps and forward foreign currency contracts) at May 31, 2022.
Asset Allocations
Foreign Government Securities		57%
Corporate Bonds and Notes		39
Exploration & Production	24%
Financial & Lease	5
Wireless	3
Airlines	2
All other Corporate Bonds and Notes	5
Credit Linked Notes		4
Total		100%
Country Weightings
Mexico	24%
Ecuador	9
Angola	7
Brazil	6
Egypt	6
Nigeria	5
Indonesia	5
Other	38
Total	100%

VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND
KEY INVESTMENT TERMS (Unaudited)
May 31, 2022
Credit Default Swap (“CDS”)
A CDS is a financial derivative contract that shifts the credit risk of a fixed income product to a counterparty in exchange for a premium. The buyer of the CDS makes a series of payments (the CDS “fee” or “spread”) to the seller and, in exchange, may expect to receive a payoff if the asset defaults.
Hard Currency
Hard currency refers to a currency that is generally issued by developed countries, globally traded, and seen as politically and economically stable.
Interest Rate Swap (“IRS”)
An interest rate swap is a type of a derivative contract through which two counterparties agree to exchange one stream of future interest payments for another, based on a specified principal amount. In most cases, interest rate swaps include the exchange of a fixed interest rate for a floating rate.
J.P. Morgan CEMBI Broad Diversified Index
The J.P. Morgan CEMBI Broad Diversified Index tracks total returns of U.S. dollar-denominated debt instruments issued by corporate entities in emerging market countries and consists of an investable universe of corporate bonds. The minimum amount outstanding required is $300 million for the J.P. Morgan CEMBI Broad Diversified. The J.P. Morgan CEMBI Broad Diversified limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
J.P. Morgan EMBI Global Diversified Index
The J.P. Morgan EMBI Global Diversified Index (EMBI Global Diversified) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. The index limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts outstanding. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
J.P. Morgan GBI-EM Global Diversified Index
The J.P. Morgan GBI-EM Global Diversified Index consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The weightings among the countries are more evenly distributed within this index. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Joint Stock Company (“JSC”)
A joint-stock company is a business entity in which shares of the company’s stock can be bought and sold by shareholders. Each shareholder owns company stock in proportion, evidenced by their shares (certificates of ownership). Shareholders are able to transfer their shares to others without any effects to the continued existence of the company.
London Interbank Offered Rate (“LIBOR”)
A benchmark rate that some of the world’s leading banks charge each other for short-term loans and that serves as the first step to calculating interest rates on various loans throughout the world.

VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND
KEY INVESTMENT TERMS (Unaudited) (Continued) May 31, 2022
Payment-in-Kind Security (“PIK”)
A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.
Secured Overnight Financing Rate (“SOFR”)
A broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities.

VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited)
May 31, 2022
($ reported in thousands)
	Par Value(1)	Value
Foreign Government Securities—76.0%
Angola —9.5%
Republic of Angola Via Avenir II B.V.
(6 month LIBOR + 4.500%) RegS 4.771%, 12/7/23(2)(3)(4)	$ 692	$ 675
(6 month LIBOR + 7.500%) RegS 7.845%, 7/1/23(2)(3)(4)	5,988	6,017
Republic of Angola Via Avenir Issuer II Ireland DAC RegS 6.927%, 2/19/27(2)(3)	1,586	1,475
		8,167

Argentina—5.5%
Provincia De Entre Rios Argentina RegS 5.000%, 8/8/28(3)(4)	835	580
Republic of Argentina 1.000%, 7/9/29(5)	14,000	4,133
		4,713

Bahamas—0.5%
Commonwealth of Bahamas 144A 8.950%, 10/15/32(6)	536	408
Brazil—3.7%
Brazil Notas do Tesouro Nacional
Series F 10.000%, 1/1/23	2,250 BRL	465
Series F 10.000%, 1/1/25	13,750 BRL	2,743
		3,208

Colombia—1.9%
Titulos De Tesoreria 7.250%, 10/18/34	8,275,000 COP	1,656
	Par Value(1)	Value

Ecuador—11.2%
Republic of Ecuador 144A 5.000%, 7/31/30(4)(5)(6)	$ 11,700	$ 9,681
Egypt—7.3%
Arab Republic of Egypt
144A 7.625%, 5/29/32(5)(6)	1,580	1,262
144A 7.903%, 2/21/48(5)(6)	2,950	2,078
144A 8.700%, 3/1/49(5)(6)	2,775	2,036
144A 8.150%, 11/20/59(5)(6)	731	515
Egypt Government Bond 13.765%, 1/5/24	7,920 EGP	420
		6,311

El Salvador—0.5%
Republic of El Salvador
144A 5.875%, 1/30/25(6)	269	115
RegS 8.250%, 4/10/32(3)	741	305
		420

Gabon—1.5%
Republic of Gabon
144A 6.950%, 6/16/25(5)(6)	1,248	1,193
144A 7.000%, 11/24/31(6)	135	113
		1,306

Ghana—2.7%
Republic of Ghana
144A 7.625%, 5/16/29(6)	554	296
144A 8.625%, 4/7/34(5)(6)	3,500	1,825
See Notes to Financial Statements

VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2022
($ reported in thousands)
	Par Value(1)	Value

Ghana—continued
144A 8.950%, 3/26/51(5)(6)	$ 341	$ 174
		2,295

Indonesia—3.4%
Indonesia Government 8.375%, 4/15/39	40,300,000 IDR	2,951
Kenya—0.9%
Republic of Kenya RegS 8.250%, 2/28/48(3)(5)	1,025	795
Lebanon—0.5%
Lebanese Republic
6.375%, 3/9/20(7)	148	14
RegS 8.250%, 4/12/21(3)(7)	1,325	126
RegS 6.100%, 10/4/22(3)(7)	3,217	306
		446

Mexico—1.8%
Mexican Bonos Desarr 7.500%, 6/3/27	33,180 MXN	1,604
Mozambique—1.5%
Republic of Mozambique 144A 5.000%, 9/15/31(4)(5)(6)	1,531	1,269
Nigeria—6.8%
Republic of Nigeria
144A 8.375%, 3/24/29(5)(6)	1,575	1,403
144A 8.747%, 1/21/31(5)(6)	633	551
144A 7.696%, 2/23/38(6)	860	644
RegS 7.625%, 11/28/47(3)(5)	4,563	3,286
		5,884

	Par Value(1)	Value

Oman —0.7%
Oman Government International Bond 144A 7.000%, 1/25/51(6)	$ 621	$ 593
Pakistan—1.9%
Islamic Republic of Pakistan 144A 6.000%, 4/8/26(5)(6)	2,211	1,642
Papua New Guinea —3.1%
Papua New Guinea Government International Bond
144A 8.375%, 10/4/28(5)(6)	1,558	1,347
RegS 8.375%, 10/4/28(3)(5)	1,500	1,296
		2,643

Russia—0.6%
Russia Government Bond - OFZ
7.400%, 12/7/22(7)(8)	51,750 RUB	51
7.700%, 3/16/39(7)(8)	193,450 RUB	193
Russian Federation - Eurobond RegS 5.100%, 3/28/35(3)(8)	1,400	252
		496

South Africa—4.4%
Republic of South Africa 8.750%, 2/28/48	73,500 ZAR	3,785
Tunisia—1.4%
Tunisian Republic 144A 5.750%, 1/30/25(6)	2,010	1,191
Ukraine—0.7%
Ukraine Government Bond 144A 7.750%, 9/1/25(6)	1,504	571
See Notes to Financial Statements

VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2022
($ reported in thousands)
	Par Value(1)	Value

Uruguay—3.0%
Republica Orient Uruguay 4.375%, 12/15/28	91,468 UYU	$ 2,574
Venezuela—0.2%
Republic of Venezuela RegS 9.000%, 5/7/23(3)(7)	$ 2,250	191
Zambia—0.8%
Republic of Zambia
144A 5.375%, 9/20/22(6)(7)	124	82
144A 8.970%, 7/30/27(6)(7)	865	600
		682

Total Foreign Government Securities (Identified Cost $82,186)		65,482

Corporate Bonds and Notes—51.5%
Belarus—0.4%
Development Bank Belarus RegS 6.750%, 5/2/24(3)	3,247	325
Brazil—3.7%
Gol Finance S.A. 144A 7.000%, 1/31/25(5)(6)	2,344	1,876
MC Brazil Downstream Trading S.a.r.l. 144A 7.250%, 6/30/31(6)	1,435	1,279
		3,155

China—1.3%
Huarong Finance 2017 Co. Ltd. RegS 4.000% (3)(9)	500	497
Wanda Properties International Co., Ltd. RegS 7.250%, 1/29/24(3)	600	448
	Par Value(1)	Value

China—continued
Wanda Properties Overseas Ltd. RegS 6.950%, 12/5/22(3)	$ 221	$ 195
		1,140

Colombia—3.2%
Empresas Publicas de Medellin ESP RegS 7.625%, 9/10/24(3)	2,700,000 COP	666
Gran Tierra Energy International Holdings Ltd. 144A 6.250%, 2/15/25(6)	843	786
Gran Tierra Energy, Inc. 144A 7.750%, 5/23/27(5)(6)	1,410	1,298
		2,750

Ghana—2.1%
Tullow Oil plc
144A 7.000%, 3/1/25(6)	1,912	1,486
144A 10.250%, 5/15/26(6)	368	358
		1,844

India—1.3%
Vedanta Resources Finance II plc 144A 8.950%, 3/11/25(6)	1,253	1,135
Indonesia—2.7%
PT Bakrie 0.000%, 12/22/22(8)	27,175,847 IDR	—
Theta Capital Pte Ltd.
RegS 8.125%, 1/22/25(3)	935	919
RegS 6.750%, 10/31/26(3)(5)	1,550	1,411
		2,330

See Notes to Financial Statements

VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2022
($ reported in thousands)
	Par Value(1)	Value

Jamaica—4.1%
Digicel Group Holdings Ltd. PIK 10.000%, 4/1/24(5)(10)	$ 3,646	$ 3,506
Kazakhstan—1.0%
Development Bank of Kazakhstan JSC 144A 10.950%, 5/6/26(6)	506,000 KZT	906
Mexico—29.3%
Banco Mercantil del Norte S.A. 144A 7.500% (5)(6)(9)	673	640
Petroleos Mexicanos
7.470%, 11/12/26	45,240 MXN	2,066
6.700%, 2/16/32(5)	990	855
7.690%, 1/23/50(5)	4,629	3,599
RegS 7.190%, 9/12/24(3)	63,700 MXN	2,999
Poinsettia Finance Ltd. RegS 6.625%, 6/17/31(3)	14,333	13,580
Sixsigma Networks Mexico S.A. de C.V. 144A 7.500%, 5/2/25(5)(6)	1,541	1,472
		25,211

Peru—0.2%
Petroleos del Peru S.A. RegS 5.625%, 6/19/47(3)	225	176
South Africa—0.9%
Eskom Holdings SOC Ltd. 144A 6.750%, 8/6/23(6)	797	782
Turkey—0.6%
Aydem Yenilenebilir Enerji AS 144A 7.750%, 2/2/27(6)	655	506
	Par Value(1)	Value

Ukraine—0.3%
NAK Naftogaz Ukraine via Kondor Finance plc 144A 7.625%, 11/8/26(2)(5)(6)	$ 829	$ 258
Venezuela—0.4%
Petroleos de Venezuela S.A.
RegS 6.000%, 11/15/26(3)(11)	2,550	134
RegS 9.750%, 5/17/35(3)(11)	4,200	215
		349

Total Corporate Bonds and Notes (Identified Cost $50,019)		44,373

Credit Linked Notes—4.9%
Iraq—4.9%
Republic of Iraq
(Counterparty: BOA) 3.050%, 1/1/28(4)(8)	590,754 JPY	4,008
(Counterparty: BOA) 3.122%, 1/6/28(4)(8)	32,689 JPY	222
		4,230

Total Credit Linked Notes (Identified Cost $6,280)		4,230

Total Long-Term Investments—132.4% (Identified Cost $138,485)		114,085

TOTAL INVESTMENTS—132.4% (Identified Cost $138,485)		$ 114,085
Other assets and liabilities, net—(32.4)%		(27,928)
NET ASSETS—100.0%		$ 86,157
See Notes to Financial Statements

VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2022
($ reported in thousands)
Abbreviations:
BOA	Bank of America
CDS	Credit Default Swap
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
PIK	Payment-in-Kind Security

Foreign Currencies:
BRL	Brazilian Real
COP	Colombian Peso
EGP	Egyptian Pound
IDR	Indonesian Rupiah
JPY	Japanese Yen
KZT	Kazakhstani Tenge
MXN	Mexican Peso
RUB	Russian Ruble
UYU	Uruguayan Peso
ZAR	South African Rand

Footnote Legend:
(1)	Par Value disclosed in foreign currency is reported in thousands.
(2)	This Note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(3)	Regulation S security. Security is offered and sold outside of the United States; therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(4)	Variable rate security. Rate disclosed is as of May 31, 2022. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(5)	All or a portion is segregated as collateral for or reverse repurchase agreements. On May 31, 2022, securities valued at $46,589 were pledged as collateral for reverse repurchase agreements.
(6)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2022, these securities amounted to a value of $42,371 or 49.2% of net assets.
(7)	Security in default; no interest payments are being received.
(8)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(9)	No contractual maturity date.
(10)	100% of the income received was in PIK.
(11)	Security in default; no interest payments are being received during the bankruptcy proceedings.
Counterparties:
BCLY	Barclays
CME	Chicago Mercantile Exchange
CS	Credit Suisse
GS	Goldman Sachs & Co.
ICE	Intercontinental Exchange
JPM	JPMorgan Chase Bank N.A.
For information regarding the abbreviations, see the Key Investment Terms starting on page 8.
See Notes to Financial Statements

VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2022
($ reported in thousands)
Reverse Repurchase Agreements as of May 31, 2022 were as follows:
Counterparty	Interest Rate	Acquisition Date*	Amount
CS	1.50%	05/05/22	$ (1,312)
CS	1.50	05/05/22	(1,068)
CS	1.50	05/05/22	(1,452)
CS	1.50	05/05/22	(521)
CS	1.50	05/05/22	(1,662)
CS	1.60	05/05/22	(1,198)
CS	1.60	05/05/22	(1,095)
CS	1.60	05/05/22	(353)
CS	1.90	05/05/22	(649)
CS	2.00	05/05/22	(1,150)
CS	2.00	05/05/22	(4,827)
CS	2.00	05/05/22	(626)
CS	2.00	05/05/22	(774)
CS	2.00	05/05/22	(213)
CS	2.00	05/05/22	(1,037)
CS	2.00	05/05/22	(429)
CS	2.00	05/05/22	(1,322)
CS	2.00	05/23/22	(809)
CS	2.00	05/05/22	(1,335)
JPM	1.15	05/05/22	(386)
JPM	1.15	05/05/22	(1,499)
JPM	1.20	05/05/22	(3,716)
JPM	1.50	05/05/22	(1,059)
JPM	1.65	05/04/22	(722)
JPM	1.80	05/05/22	(1,731)
JPM	1.80	05/05/22	(1,691)
JPM	1.95	05/05/22	(2,738)
JPM	1.95	05/05/22	(1,189)
JPM	1.95	05/05/22	(471)
JPM	2.00	05/05/22	(700)
JPM	2.00	05/05/22	(163)
Total			$(37,897)

Footnote Legend:
*	All agreements can be terminated by either party on demand at value plus accrued interest.

See Notes to Financial Statements

VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2022
($ reported in thousands)
Forward foreign currency exchange contracts as of May 31, 2022 were as follows:
Currency Purchased	Currency Amount Purchased	Currency Sold	Currency Amount Sold	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
USD	837	RUB	62,375	JPM	06/23/22	$—	$(109)
Total						$—	$(109)

Centrally cleared credit default swaps - sell protection(1) outstanding as of May 31, 2022 was as follows:
Reference Entity	Payment Frequency	Counterparty	Fixed Rate	Expiration Date	Notional Amount(2)	Value	Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation
Republic of Argentina 4 Year CDS(3)	Quarterly	ICE	5.000%	6/20/25	$7,000	$(3,601)	$(1,943)	$—	$(1,658)
Total						$(3,601)	$(1,943)	$—	$(1,658)

Footnote Legend:
(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	Based on Republic of Argentina Sovereign Debt Obligation, USD Denominated 1.00% fixed coupon, 07/09/2029 maturity.
See Notes to Financial Statements

VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2022
($ reported in thousands)
Over-the-counter credit default swaps - sell protection(1) outstanding as of May 31, 2022 were as follows:
Reference Entity	Payment Frequency	Counterparty	Fixed Rate	Expiration Date	Notional Amount(2)	Value	Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation
Eskom Holdings 5 Year CDS(3)	Quarterly	BCLY	1.000%	12/20/25	$8,900	$ (847)	$(1,086)	$239	$ —
Republic of Argentina 4 Year CDS(4)	Quarterly	BCLY	5.000%	06/20/25	6,750	(3,472)	(1,860)	—	$(1,612)
Republic of Argentina 5 Year CDS(4)	Quarterly	GS	5.000%	12/20/25	3,250	(1,754)	(726)	—	$(1,028)
Republic of Argentina 5 Year CDS(4)	Quarterly	BCLY	5.000%	12/20/25	13,200	(6,805)	(2,954)	—	$(3,851)
Republic of Turkey CDS	Quarterly	BCLY	1.000%	06/20/27	6,380	(1,495)	(1,514)	19	$ —
Total						$(14,373)	$(8,140)	$258	$(6,491)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	Based on Eskom Holdings SOC, Ltd. Corporate Debt Obligation, USD Denominated 6.75% fixed coupon, 8/6/2023 maturity.
(4)	Based on Republic of Argentina Sovereign Debt Obligation, USD Denominated 1.00% fixed coupon, 07/09/2029 maturity.

See Notes to Financial Statements

VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2022
($ reported in thousands)
Centrally cleared interest rate swaps outstanding as of May 31, 2022 were as follows:
Fixed Rate	Floating Rate	Receive Pay	Counterparty	Expiration Date	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation
Long contracts
2.834%	3 Month LIBOR*	Pay	CME	03/26/31	(6,000)	USD	$ (26)	$—	$ —	$(26)
Total Long contracts							$ (26)	$—	$ —	$(26)
Short contracts
1.686%	3 Month LIBOR*	Receive	CME	03/26/31	11,000	USD	1,036	—	$ 1,036	—
Total Short contracts							$1,036	$—	$1,036	$ —
Total							$ 1,010	$—	$ 1,036	$(26)

Footnote Legend:
*	Interest rate swaps pay quarterly.
The following table summarizes the value of the Fund’s investments as of May 31, 2022, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at May 31, 2022	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Securities:
Corporate Bonds and Notes	$ 44,373	$ 44,373	$ —(1)
Foreign Government Securities	65,482	64,986	496
Credit Linked Notes	4,230	—	4,230
Other Financial Instruments:(2)
Centrally Cleared Interest Rate Swaps	1,036	1,036	—
Total Assets	115,121	110,395	4,726
Liabilities:
Other Financial Instruments:(2)
Forward Foreign Currency Exchange Contract	(109)	(109)	—
Centrally Cleared Interest Rate Swaps	(26)	(26)	—
Centrally Cleared Credit Default Swap	(3,601)	(3,601)	—
Over-the-Counter Credit Default Swaps	(14,373)	(14,373)	—
Reverse Repurchase Agreements	(37,897)	(37,897)	—
Total Liabilities	(56,006)	(56,006)	—
Total Investments	$ 59,115	$ 54,389	$4,726

(1)	Includes internally fair valued securities currently priced at zero ($0).
See Notes to Financial Statements

VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2022
($ reported in thousands)
(2)	Other financial instruments are derivative instruments reflected in the Schedule of Investments. The derivatives shown in this table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. For liabilities arising from reverse repurchase agreements, the carrying amount approximates fair value due to the relatively short-term maturity of these financial instruments. As of May 31, 2022, the liabilities related to reverse repurchase agreements used level 2 inputs.
There were no securities valued using quoted prices (Level 1) at May 31, 2022.
Securities held by the Fund with an end of period value of $244 were transferred from Level 2 to Level 3 due to a decrease in trading activities at period end.
Some of the Fund’s investments that were categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.
	Total	Corporate Bonds and Notes	Credit Linked Notes	Foreign Government Securities
Investments in Securities
Balance as of November 30, 2021:	$ 4,794	$ — (a)	$ 4,794	$ —
Accrued discount/(premium)	(25)	—	(25)	—
Net realized gain (loss)	(439)	—	5	(444)
Net change in unrealized appreciation (depreciation)(b)	(1,239)	—	(91)	(1,148)
Purchases	3,600	—	—	3,600
Sales (c)	(2,209)	—	(453)	(1,756)
Transfers into Level 3(d)	244	—	—	244
Balance as of May 31, 2022	$ 4,726	$ —(a)	$ 4,230	$ 496
(a) Includes internally fair valued security currently priced at zero ($0).
(b) The net change in unrealized appreciation (depreciation) on investments still held at May 31, 2022, was $1,239.
(c) Includes paydowns on securities.
(d) Transfers into and/or from represent the ending value as of May 31, 2022, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
See Notes to Financial Statements

VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
May 31, 2022
(Reported in thousands except shares and per share amounts)
Assets
Investment in securities at value (Identified cost $138,485)	$ 114,085
Foreign currency at value (Foreign currency at cost $1)	1
Deposits with brokers for reverse repurchase agreements	980
Cash collateral pledged for swaps	17,585
Variation margin receivable on cleared swaps	2,633
Receivables
Investment securities sold	7,107
Dividends and interest	2,381
Tax reclaims	6
Prepaid expenses	3
Total assets	144,781
Liabilities
Payable for reverse repurchase agreements (Note 8)	37,897
Payables
Swaps at value (Swap premium $(8,140))	14,373
Investment securities purchased	3,198
Due to broker	2,720
Professional fees	112
Unrealized depreciation on forward foreign currency exchange contracts	109
Investment advisory fees (Note 4)	99
Cash due to custodian	37
Interest payable on reverse repurchase agreements	15
Administration and accounting fees	12
Other accrued expenses	52
Total liabilities	58,624
Net Assets	$ 86,157
Net Assets Consist of:
Common stock ($0.001 par value; unlimited shares authorized)	$ 17
Capital paid in on shares of beneficial interest	234,997
Total distributable earnings (accumulated losses)	(148,857)
Net Assets	$ 86,157
Common Shares Outstanding	16,979,663
Net Asset Value Per Share(a)	$ 5.07

(a)	Net Asset Value Per Share is calculated using unrounded net assets.
See Notes to Financial Statements

VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND
STATEMENT OF OPERATIONS (Unaudited)
SIX MONTHS ENDED May 31, 2022
($ reported in thousands)
Investment Income
Interest	$ 6,085
Dividends	3
Foreign taxes withheld	(48)
Total investment income	6,040
Expenses
Investment advisory fees	709
Administration and accounting fees	105
Professional fees	99
Printing fees and expenses	42
Custodian fees	23
Trustees’ fees and expenses	23
Transfer agent fees and expenses	11
Miscellaneous expenses	22
Total expenses before interest expense	1,034
Interest expense on reverse repurchase agreements (Note 8)	231
Total expenses after interest expense	1,265
Less expenses reimbursed and/or waived by investment adviser (Note 4C)	(9)
Net expenses	1,256
Net investment income (loss)	4,784
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	(3,784)
Foreign currency transactions	(1,773)
Forward foreign currency exchange contracts	222
Swaps	3,148
Net change in unrealized appreciation (depreciation) on:
Investments	(14,672)
Foreign currency transactions	47
Forward foreign currency exchange contracts	(109)
Swaps	(1,447)
Net realized and unrealized gain (loss) on investments	(18,368)
Net increase (decrease) in net assets resulting from operations	$(13,584)
See Notes to Financial Statements

VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)
	Six Months Ended May 31, 2022 (Unaudited)	Year Ended November 30, 2021
INCREASE (DECREASE) IN NET ASSETS From Operations
Net investment income (loss)	$ 4,784	$ 10,093
Net realized gain (loss)	(2,187)	(3,899)
Net change in unrealized appreciation (depreciation)	(16,181)	(5,121)
Increase (decrease) in net assets resulting from operations	(13,584)	1,073
From Dividends and Distributions to Shareholders
Net investment income and net realized gains	(6,087) (1)	(9,600)
Return of capital	—	(5,137)
Dividends and Distributions to Shareholders	(6,087)	(14,737)
From Capital Share Transactions
Reinvestment of distributions resulting in the issuance of common stock (119 and 203 shares, respectively)	694	1,563
Increase (decrease) in net assets from capital transactions	694	1,563
Net increase (decrease) in net assets	(18,977)	(12,101)
Net Assets
Beginning of period	105,134	117,235
End of period	$ 86,157	$105,134

(1)	Please note that the tax status of the Fund’s distributions is determined at the end of the taxable year. See Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND
STATEMENT OF CASH FLOWS (Unaudited)
FOR THE SIX MONTHS ENDED May 31, 2022
($ reported in thousands)
Increase (Decrease) in cash
Cash flows provided by (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$ (13,584)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales and paydowns of long-term investments	30,080
(Increase) Decrease in investment securities sold receivable	(7,107)
Purchases of long-term investments	(21,105)
Increase (Decrease) in investment securities purchased payable	2,604
Net change in unrealized (appreciation)/depreciation on investments	14,672
Net change in unrealized (appreciation)/depreciation of foreign currency exchange contracts	109
Net realized (gain)/loss on sales of investments from changes in the foreign exchange rates	1,216
Net realized (gain)/loss on investments	3,784
Amortization of premiums and inflation income and accretion of discounts on investments	(1,000)
(Increase) Decrease in tax reclaims receivable	(6)
(Increase) Decrease in dividends and interest receivable	366
(Increase) Decrease in prepaid expenses	(1)
Increase (Decrease) in credit default swap contracts receivable	326
Increase (Decrease) in interest payable on reverse repurchase agreements	(169)
Increase (Decrease) in swaps, at value	1,541
Increase (Decrease) in variation margin payable on swap contracts	(2,855)
Increase (Decrease) in affiliated expenses payable	61
Increase (Decrease) in non-affiliated expenses payable	(176)
Cash provided by (used for) operating activities	8,756
Cash provided by (used for) financing activities:
Cash receipts from reverse repurchase agreements	110,589
Cash payments for reverse repurchase agreements	(118,173)
Cash distributions paid to shareholders	(5,393)
Due to brokers	2,720
Due to custodian	(1,451)
Cash provided by (used for) financing activities	(11,708)
Net increase (decrease) in cash	(2,952)
Cash
Restricted and unrestricted cash at beginning of period	21,518
Restricted and unrestricted cash at end of period	$ 18,566
Supplemental cash flow information:
Reinvestment of dividends and distributions	$ 694
Cash paid during the period for interest expense on reverse repurchase agreements	400

See Notes to Financial Statements

VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND
STATEMENT OF CASH FLOWS (Continued)
FOR THE SIX MONTHS ENDED May 31, 2022
($ reported in thousands)
Reconcilation of restricted and unrestricted cash at the end of period to the statement of assets and liabilities:
Foreign currency at value	$ 1
Cash collateral pledged for swaps	17,585
Deposits with brokers for reverse repurchase agreements	980
$18,566
See Notes to Financial Statements

VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Six Months Ended May 31, 2022 (Unaudited)	Year Ended November 30,
		2021	2020	2019	2018	2017
PER SHARE DATA:
Net asset value, beginning of period	$ 6.24	$ 7.04	$ 8.91	$ 10.58	$ 14.67	$ 13.76
Income (loss) from investment operations:
Net investment income (loss)(1)	0.28	0.60	0.64	0.89	1.13	1.40
Net realized and unrealized gain (loss)	(1.09)	(0.52)	(1.08)	(0.40)	(3.06)	1.67
Total from investment operations	(0.81)	0.08	(0.44)	0.49	(1.93)	3.07
Dividends and Distributions to Shareholders:
Net investment income	(0.36)	(0.57)	(0.28)	(0.76)	(0.42)	(1.08)
Return of capital	—	(0.31)	(1.15)	(1.40)	(1.74)	(1.08)
Total dividends and distributions to shareholders	(0.36)	(0.88)	(1.43)	(2.16)	(2.16)	(2.16)
Net asset value, end of period	$ 5.07	$ 6.24	$ 7.04	$ 8.91	$ 10.58	$ 14.67
Market value, end of period	$ 5.40	$ 6.65	$ 7.40	$ 13.18	$ 12.05	$ 15.19
Total return, net asset value(2)	(13.51)%	0.36%	(3.32)%	4.45%	(14.51)%	23.43%
Total return, market value(2), (3)	(13.65)%	0.66%	(32.92)%	29.86%	(6.89)%	24.11%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses after interest expense to average net assets(4), (5)	2.57%	2.37%	2.56%	1.97%	2.96%	2.59%
Ratio of total expenses after interest expense to average net assets(4)	2.59%	2.37%	2.56%	1.97%	2.96%	2.59%
Ratio of net investment income (loss) to average net assets(4)	9.78%	8.57%	9.04%	8.88%	8.76%	9.47%
Portfolio turnover rate(2)	16%	47%	127%	107%	130%	107%
Net assets, end of period (000’s)	$86,157	$105,134	$117,235	$146,213	$170,992	$234,281
Borrowings, end of period (000’s)	$37,897	$ 45,481	$ 46,000	$ 8,976	$ 85,000	$ 65,000
Asset coverage, per $1,000 principal amount of loan payable(6)	$ 3,273	$ 3,312	$ 3,545	$ 17,290	$ 3,019	$ 4,632

(1)	Calculated using average shares outstanding.
(2)	Not annualized for periods less than one year.
(3)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
See Notes to Financial Statements

VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
(4)	Annualized for periods less than one year.
(5)	Ratio of net expenses before interest expense to average net assets on borrowings was 2.10% for the six months ended May 31, 2022, and 1.96%, 1.99%, 1.59%, 1.88% and 1.85% for the years ended November 30, 2021, 2020, 2019, 2018 and 2017, respectively.
(6)	Represents value of net assets plus the borrowings at the end of the period divided by the borrowings at the end of the period multiplied by $1,000.
See Notes to Financial Statements

VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)
May 31, 2022
Note 1. Organization
Virtus Stone Harbor Emerging Markets Income Fund (the “Fund”) is a closed-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a Massachusetts business trust on December 22, 2010 pursuant to an Agreement and Declaration of Trust governed by the laws of the Commonwealth of Massachusetts (the “Declaration of Trust”). The Fund’s investment objective is to maximize total return, which consists of income on its investments and capital appreciation. The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in emerging markets securities. There is no guarantee that the Fund will achieve its investment objective.
Note 2. Significant Accounting Policies
The Fund is an investment company that follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements and for derivatives, included in Note 3 below. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.
A.	Security Valuation
Starting April 11, 2022, concurrent with the change in adviser to Virtus Alternative Investment Advisers, Inc. (“VAIA” or the “Adviser”) (as detailed in Note 4A), the Fund adopted valuation policies and procedures used by the other Virtus-sponsored registered funds.
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•     Level 1 –  quoted prices in active markets for identical securities (security types generally include listed equities).
•     Level 2 –  prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•     Level 3 –  prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available,

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at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt securities, including convertible bonds, and restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options and futures, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter (“OTC”) derivative contracts, which include forward currency contracts, swaps, swaptions, options and equity linked instruments, are valued based on model prices provided by independent pricing services or from dealer quotes. Depending on the derivative type and the specific terms of the transaction, these models vary and include observable inputs in actively quoted markets including but not limited to: underlying reference entity details, indices, spreads, interest rates, yield curves, dividend and exchange rates. These instruments are generally categorized as Level 2 in the hierarchy. Centrally cleared swaps listed or traded on a bilateral or trade facility platform, such as a registered exchange, are valued at the last posted settlement price determined by the respective exchange. These securities are generally categorized as Level 2 within the hierarchy.

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Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.	Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income and capital gain distributions are recognized on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method.
Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
C.	Income Taxes
It is the Fund’s intention to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to distribute substantially all of its taxable income and capital gains, if any, to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. The Fund’s U.S. federal income tax return is generally subject to examination by the Internal Revenue Service for a period of three years after it is filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.
D.	Distributions to Shareholders
The Fund declares distributions on a monthly basis. Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.
At the beginning of the six-month period ended May 31, 2022, the Fund had a Managed Distribution Plan which provided for the Fund to make a monthly distribution of $0.06 per share. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. Shareholders should not draw any conclusions about the Fund’s investment performance from the terms of the Fund’s Managed Distribution Plan. On April 8, 2022, the Fund announced the removal of its managed distribution plan, effective with the May distribution. The Fund intends to maintain its level payout at the current distribution rate of $0.06 per share.

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E.	Expenses
Expenses incurred together by the Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately used.
In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the pro-rata expenses of any underlying mutual funds in which the Fund invests.
F.	Foreign Currency Transactions
Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Fund bifurcates that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on foreign currency transactions.
G.	Credit Linked Notes
The Fund may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to liquidity risk, market risk, interest rate risk and the risk that the counterparty will be unwilling or unable to meet its obligations under the note.
H.	Payment-In-Kind Securities
The Fund may invest in payment-in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment-in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.
I.	Leveraged Loans
The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Leveraged loans are generally non-investment grade and often involve borrowers that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Leveraged loans are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial

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institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the leveraged loan. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the leveraged loan with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the leveraged loan. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.
The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Leveraged loans may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.
The leveraged loans have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR, SOFR, the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a leveraged loan is purchased the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a leveraged loan. Prepayment penalty fees are received upon the prepayment of a leveraged loan by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.
J.	Cash and Cash Equivalents
Cash and cash equivalents include deposits held at financial institutions, and are inclusive of dollar denominated cash, foreign currency, cash collateral pledged for swaps, and deposits with brokers for reverse repurchase agreements.
Note 3. Derivative Financial Instruments and Transactions
($ reported in thousands)
Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position. Summarized below are such disclosures and accounting policies for each specific type of derivative instrument used by the Fund.
A.	Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the

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value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of the contract changes unfavorably due to movements in the value of the referenced foreign currencies. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.
During the period ended May 31, 2022, the Fund entered into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). Forward foreign currency contracts outstanding at period end, if any, are listed after the Fund’s Schedule of Investments.
B.	Swaps
The Fund enters into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). The value of the swap is reflected on the Statement of Assets and Liabilities as “Swaps at value”. Swaps are marked-to-market daily and changes in value are recorded as “Net change in unrealized appreciation (depreciation) on swaps” in the Statement of Operations.
Any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown under “Swaps at value” in the Statement of Assets and Liabilities and are amortized over the term of the swap. When a swap is terminated, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid. Cash settlements between the Fund and the counterparty are recognized as “Net realized gain (loss) on swaps” in the Statement of Operations. Swap contracts outstanding at period end, if any, are listed after the Fund’s Schedule of Investments.
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is submitted to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a clearing broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the clearing broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap.
Securities deposited as margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as “Deposits with broker”.
Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

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Credit default swaps – The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on a combination or basket of single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make specific payment should a negative credit event take place with respect to any of the referenced entities (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. The Fund may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk).
During the period ended May 31, 2022, the Fund utilized single name credit default swaps to short individual securities or to gain exposure to a credit or asset-backed index.
Interest rate swaps – Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Certain Funds may enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk).
During the period ended May 31, 2022, the Fund utilized interest rate swaps to gain exposure to interest rates or to hedge interest rate risk within its portfolio.

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The following is a summary of derivative instruments categorized by primary risk exposure, and location as presented in the Statement of Assets and Liabilities as of May 31, 2022:

Statement of Asset and Liabilities
Statement Line Description	Primary Risk
Asset Derivatives
Variation margin receivable on cleared swaps(1)	Interest rate contracts	$ 582
Variation margin receivable on cleared swaps(1)	Credit contracts	2,051
Total		$ 2,633
Liability Derivatives
Swaps at value	Credit contracts	$(14,373)
Unrealized depreciation on forward foreign currency exchange contracts	Foreign currency contracts	(109)
Total		$(14,482)

(1)	The variation margin shown in the Statements of Assets and Liabilities is the daily change in the unrealized appreciation (depreciation) for open futures and exchange traded swap contracts. The fair values reported in the Schedules of Investments represent the cumulative unrealized gain (loss) from the date the contract was opened until May 31, 2022.
The following is a summary of derivative instruments categorized by primary risk exposure, and location as presented in the Statement of Operations for the period at May 31, 2022:
	Statement of Operations
Statement Line Description	Primary Risk
Net Realized Gain (Loss) From
Foreign currency exchange contracts	Foreign currency contracts	$ 222
Swaps	Credit contracts	3,375
Swaps	Interest rate contracts	(227)
Total		$ 3,370
Net Change in Unrealized Appreciation/Depreciation on
Swaps	Credit contracts	$ (2,787)
Foreign currency exchange contracts	Foreign currency contracts	(109)
Swaps	Interest rate contracts	1,340
Total		$ (1,556)

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The quarterly average values (unless otherwise specified) of the derivatives held by the Fund in the tables shown below indicate the volume of derivative activity for the Fund for the period ended May 31, 2022.

Forward Foreign Currency Exchange Sale Contracts(1)	$ (279)
Interest Rate Swap Contracts - Short contracts(1)	(2,000)
Credit Default Swap Contracts - Sell Protection(1)	40,250
Interest Rate Swap Contracts - Long Contracts(1)	14,700
(1) Average notional amount.
C.	Derivative Risks
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
The Fund’s risk of loss from counterparty credit risk on derivatives bought or sold OTC rather than traded on a securities exchange, is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC purchased options, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by a Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.
With exchange traded purchased options and futures and centrally cleared swaps generally speaking, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a

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bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.
D.	Collateral Requirements and Master Netting Agreements (“MNA”)
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.
Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor its obligations and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

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The following table presents the Fund’s derivative assets and liabilities and reverse repurchase agreements by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of May 31, 2022:

At May 31, 2022, the Fund’s derivative assets and liabilities (by type) and reverse repurchase agreements are as follows:
	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$ —	$ 109
Centrally cleared swaps	1,036	1,684
OTC swaps	258	6,491
Reverse repurchase agreements	—	37,897
Total derivative assets and liabilities in the Statements of Assets and Liabilities	$ 1,294	$46,161
Derivatives not subject to a MNA or similar agreement	(1,036)	(1,684)
Total assets and liabilities subject to a MNA	$ 258	$44,497
The following tables present the Fund’s derivative assets and liabilities and reverse repurchase agreements by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of May 31, 2022.

Counterparty	Gross Derivatives Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Barclays Bank Plc	$258	$(258)	$—	$—	$—

Counterparty	Gross Derivatives Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities
Barclays Bank Plc	$ 5,463	$(258)	$ —	$(5,205)	$—
Credit Suisse International	21,832	—	(21,832)	—	—
Goldman Sachs LLC	1,028	—	—	(1,028)	—

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Counterparty	Gross Derivatives Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities
J.P. Morgan Chase & Co.	16,174	—	(16,065)	(109)	—
Total	$44,497	$(258)	$ 37,897	$(6,342)	$—
(a) These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.
Note 4. Investment Advisory Fees and Related Party Transactions
($ reported in thousands)
A.	Investment Adviser
Stone Harbor Investment Partners LP served as the investment adviser to the Fund until December 31, 2021. Stone Harbor Investment Partners LP was converted to a limited liability company called Stone Harbor Investment Partners LLC, and became an affiliated manager of Virtus Investment Partners, Inc. (“Virtus”), on January 1, 2022. Stone Harbor Investment Partners LLC served as the investment adviser to the Fund from January 1, 2022 until April 10, 2022. Effective April 11, 2022, following shareholder approval of new investment advisory agreements, Virtus Alternative Investment Advisers, Inc. (“VAIA”), an indirect, wholly owned subsidiary of Virtus, became the Fund’s investment adviser and manages the Fund’s investment programs and general operations of the Fund, including oversight of the Fund’s subadviser.
As compensation for its services to the Fund, the Adviser receives a fee at an annual rate of 1.00% of the average daily value of the Fund’s total assets (including any assets attributable to any leverage used) minus the Fund’s accrued liabilities (other than the Fund liabilities incurred for any leverage) (“Managed Assets”) provided that the Adviser fee does not exceed 1.50% of the Fund’s net assets.
B.	Subadviser
Effective April 11, 2022, Stone Harbor Investment Partners LLC (the “Subadviser”) is the subadviser to the Fund. The Subadviser manages the investments of the Fund, for which it is paid a fee by the Adviser.
C.	Expense Limitation
Effective April 11, 2022, concurrent with VAIA becoming investment adviser of the Fund, the Adviser has contractually agreed to limit the Fund’s annual total operating expenses, subject to the exclusions listed below, so that such expenses do not exceed, on an annualized basis, 0.58% of average daily net assets through April 10, 2024. Following the contractual period, the Adviser may discontinue these expense reimbursement arrangements at any time. The reimbursements are accrued daily and received monthly.
The exclusions include investment advisory fees, interest, any other fees or expenses relating to financial leverage, preferred shares (such as dividends on preferred shares, auction agent fees and commissions and rating agency fees) or borrowing (such as

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interest, commitment, amendment and renewal expenses on credit or redemption facilities), taxes, extraordinary, unusual or infrequently occurring expenses (such as litigation), costs related to share offerings, brokerage commissions, expenses incurred in connection with any merger or reorganization, Underlying Fund Expenses and dividend expenses, if any (each expressed as a percentage of average daily net assets attributable to common shares).
D.	Administration Services
Effective April 11, 2022, Virtus Fund Services, LLC (“VFS”), an indirect, wholly-owned subsidiary of Virtus, serves as administrator to the Fund. Prior to April 11, 2022, ALPS Fund Services, Inc. served as administrator to the Fund. For the services provided by the administrator under the Administration Agreement, the Fund pays the administrator an asset-based fee calculated on the Fund’s average daily Managed Assets. This fee is calculated daily and paid monthly.
From April 11, 2022 through May 31, 2022, the Fund incurred administration fees totaling $18 which are included in the Statement of Operations within the line item “Administration and accounting fees.”
E.	Trustees’ Fees
For the period ended May 31, 2022, the Fund incurred Trustees’ fees totaling $23 which are included in the Statement of Operations within the line item “Trustees’ fees and expenses”.
F.	Investments in Affiliates
The Fund is permitted to purchase assets from or sell assets to certain related affiliates under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of assets by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers comply with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended May 31, 2022, the Fund did not engage in transactions pursuant to Rule 17a-7 under the 1940 Act.
Note 5. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding short-term securities) during the period ended May 31, 2022, were as follows:
Purchases	Sales
$21,105	$30,080
There were no purchases or sales of long-term U.S. Government and agency securities during the period ended May 31, 2022.

VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2022
Note 6. Federal Income Tax Information
($ reported in thousands)
At May 31, 2022, the approximate aggregate cost basis and the unrealized appreciation (depreciation) of investments and other financial instruments held by the Fund for federal income tax purposes were as follows:
	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Investments	$110,680	$5,067	$(28,182)	$(23,115)
The Fund has capital loss carryovers available to offset future realized capital gains, if any, to the extent permitted by the Code. Net capital losses are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. For the fiscal year ended November 30, 2021, the Fund’s capital loss carryovers are as follows:
Short-Term	Long-Term
$50,524	$64,902
Note 7. Credit and Market Risk and Asset Concentration
Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s portfolio manager(s) to invest the Fund’s assets as intended.
In July 2017, the head of the United Kingdom Financial Conduct Authority (“FCA”) announced the intention to phase out the use of LIBOR by the end of 2021. However, after subsequent announcements by the FCA, the LIBOR administrator and other regulators, certain of the most widely used LIBORs are expected to continue until June 30, 2023. The ICE Benchmark Administration Limited, which is regulated and authorized by FCA, and the administrator of LIBOR, ceased publishing certain LIBOR settings on December 31, 2021. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The expected discontinuation of LIBOR could have a significant impact on the financial markets and may present a material risk for certain market participants, including the Fund. Abandonment of or modifications to LIBOR could lead to significant short and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain the effects such changes would have on the Fund, issuers of instruments in which the Fund invests, and the financial markets generally.
In countries with limited or developing markets, investments may present greater risks than in more developed markets, and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2022
High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadviser to accurately predict risk.
The Fund leverages its portfolio through entering into reverse repurchase agreements or the issuance of debt securities. While leverage presents opportunities for increasing the Fund’s total return, it also has the effect of potentially increasing losses. Accordingly, any event which adversely affects the value of an investment held by the Fund would be magnified to the extent the Fund is leveraged.
Note 8. Borrowings
($ reported in thousands)
The Fund may borrow from banks and other financial institutions and may also borrow additional funds by entering into reverse repurchase agreements or the issuance of debt securities (collectively, “Borrowings”) in an amount that does not exceed 33 1/3% of the Fund’s Managed Assets (defined in Note 4) immediately after such transactions. It is possible that following such Borrowings, the assets of the Fund will decline due to market conditions such that this 33 1/3% limit will be exceeded. In that case, the leverage risk to Common Shareholders will increase.
In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid to cover its obligations under reverse repurchase agreements. The segregated assets are found on the Fund’s Schedule of Investments as full or partially pledge securities. The total amount of securities pledged at May 31, 2022 was $46,589. As all agreements can be terminated by either party on demand, face value approximates fair value at May 31, 2022. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy described in Note 1. For the period ended May 31, 2022, the average amount of reverse repurchase agreements outstanding was $44,136, at a weighted average interest rate of 1.04%.

VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2022
The following table indicates the total amount of reverse repurchase agreements, reconciled to gross liability as of May 31, 2022:
	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total

Sovereign Debt Obligations	$28,216	$—	$—	$—	$28,216
Corporate Bonds	9,681	—	—	—	9,681
Total	$37,897	$—	$—	$—	$37,867
Gross amount of unrecognized liabilities of reverse repurchase agreements					$37,867
Note 9.  Indemnifications
Under the Fund’s organizational documents, the Fund, Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expect the risk of loss to be remote.
Note 10. Capital Shares
At May 31, 2022, the Fund has one class of common stock with $0.001 par value of which unlimited shares are authorized.
Note 11. Restricted Securities
Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category. The Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities. At May 31, 2022, the Fund did not hold any securities that were restricted.
Note 12. Regulatory Matters and Litigation
From time to time, the Fund, the Adviser, the subadviser, and/or their respective affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, and laws and regulations affecting their activities. At this time, the Fund and the Adviser believe that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.
Note 13. Recent Accounting Pronouncement
In March 2020, the FASB issued Accounting Standards Update (“ASU”) No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional

VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2022
temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
Note 14. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available for issuance, and has determined that the following is the only subsequent event requiring recognition or disclosure in these financial statements:
Effective July 1, 2022, Stone Harbor Investment Partners LLC merged with and into Virtus Fixed Income Advisers, LLC (“VFIA”), a wholly-owned subsidiary of Virtus. The investment professionals previously with Stone Harbor Investment Partners LLC, now operate in the Stone Harbor Investment Partners division of VFIA. The subadvisory agreement for the Fund was transferred to, and assumed by, VFIA with no other changes.

CERTIFICATION
The Fund files the required annual Chief Executive Officer (“CEO”) certification regarding compliance with the NYSE’s listing standards no more than 30 days after each annual shareholder meeting for the Fund. The Fund has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.
KEY INFORMATION
Shareholder Relations: 1-866-270-7788
For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information.
REINVESTMENT PLAN
The Dividend Reinvestment Plan (the “Plan”) offers shareholders a convenient way to acquire additional shares of the Fund. Registered holders will be automatically placed in the Plan and may opt out by calling Shareholder Relations at the number listed above. If shares are held at a brokerage firm, contact your broker about participation in the Plan.
REPURCHASE OF SECURITIES
Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.
PROXY VOTING INFORMATION (FORM N-PX)
The subadviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7788. This information is also available through the SEC’s website at https://www.sec.gov.
PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form NPORT-P. Form NPORT-P is available on the SEC’s website at https://www.sec.gov.

VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND
Dividend Reinvestment Plan (Unaudited)
Unless the registered owner of Common Shares elects to receive cash by contacting Computershare (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Such notice will be effective with respect to a particular dividend or other distribution (together, a “Dividend”). Some brokers may automatically elect to receive cash on behalf of Common Shareholders and may re-invest that cash in additional Common Shares, which may result in a higher cost to such shareholders as compared to shareholders who participate in the Plan.
The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.
In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period,

VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND
Dividend Reivestment Plan
(Unaudited) (Continued)
the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.
The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.
In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.
There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator at 1-866-270-7788.

Results of Special Meeting of Shareholders (Unaudited)
A Special Meeting of Shareholders of Virtus Stone Harbor Emerging Markets Income Fund (the “Fund”) was held on January 27, 2022.  The meeting was held for purposes of (i) electing twelve (12) nominees to the Board of Trustees for a three-year term, or until a successor has been duly elected and qualified, (ii) approving a new investment advisory agreement between the Fund and Virtus Alternative Investment Advisers, Inc. (“VAIA”) and (iii) approving a new subadvisory agreement by and among, VAIA, Stone Harbor Investment Partners LP (or its successor in a restructuring)(“Stone Harbor”) and the Fund.  The results were as follows:
Election of Trustees	For	Withheld
Donald C. Burke	9,459,495.00	1,929,972.30
Sarah E. Cogan	9,468,714.00	1,920,753.30
Deborah A. DeCotis	9,474,162.00	1,915,305.30
F. Ford Drummond	9,457,499.00	1,931,968.30
Sidney E. Harris	9,449,931.00	1,939,536.30
John R. Mallin	9,459,889.00	1,929,578.30
Connie D. McDaniel	9,472,173.00	1,917,294.30
Philip R. McLoughlin	9,455,686.00	1,933,781.30
Geraldine M. McNamara	9,469,808.00	1,919,659.30
R. Keith Walton	9,460,053.00	1,929,414.30
Brian T. Zino	9,458,726.00	1,930,741.30
George R. Aylward	9,456,960.00	1,932,507.30

	For	Against	Abstain	Broker Non-Vote
Approval of Investment Advisory Agreement with VAIA	7,244,433.00	1,476,959.30	405,328.00	2,262,747.00
Approval of Subadvisory Agreement with Stone Harbor	7,274,557.90	1,475,758.40	376,404.00	2,262,747.00
Based on the foregoing, (i) Donald C. Burke, Sarah E. Cogan, Deborah A. DeCotis, F. Ford Drummond, Sidney E. Harris, John R. Mallin, Connie D. McDaniel, Philip R. McLoughlin, Geraldine M. McNamara, R. Keith Walton, Brian T. Zino and George R. Aylward were elected to the Board of Trustees, (ii) the investment advisory agreement between the Fund and VAIA was approved and (iii) the subadvisory agreement by and among the Fund, VAIA and Stone Harbor was approved.

Board’s Consideration of the Proposed Investment Advisory
Agreement and Proposed Subadvisory Agreement(Unaudited)
Review Process
Prior to the public announcement of the anticipated acquisition of Stone Harbor Investment Partners LP (“Stone Harbor”), the Fund’s former investment adviser, by Virtus Investment Partners, Inc. (“Virtus”)(such acquisition, the “Acquisition”), representatives of Stone Harbor and Virtus discussed the Acquisition and its anticipated impact on the Fund with the trustees who were not “interested persons” (within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund or of VAIA (the “Independent Trustees”) of the Fund and its independent legal counsel. The Independent Trustees were advised that the Acquisition, if completed, would constitute a change of control under the 1940 Act that would result in the termination of the Fund’s advisory agreement with Stone Harbor. The Independent Trustees also were advised that, following the Acquisition, it was proposed that the Fund enter into an investment advisory agreement with Virtus Alternative Investment Advisers, Inc. (“VAIA”)(the “Proposed Investment Advisory Agreement”) and a subadvisory agreement among the Fund, VAIA and Stone Harbor (or the successor to Stone Harbor in a restructuring resulting from the Acquisition)(the “Proposed Subadvisory Agreement” and collectively with the Proposed Investment Advisory Agreement, the “Proposed Agreements”).
The 1940 Act requires that the Board request and evaluate, and that VAIA and Stone Harbor furnish, such information as may reasonably be necessary to evaluate the terms of the Proposed Agreements. The Independent Trustees began their formal review process on June 4, 2021, by preparing an extensive information request letter (the “Request for Information”), which sought a wide range of information the Independent Trustees believed would be necessary to evaluate the Acquisition and its potential implications for the Fund and its shareholders, VAIA, Stone Harbor and the terms of the Proposed Agreements. The Independent Trustees were assisted in preparing the Request for Information by their independent legal counsel.
Virtus provided its responses to the Request for Information in advance of the board meeting held on July 27, 2021 (the “Regular Meeting”). At the Regular Meeting, the Independent Trustees discussed the Proposed Agreements, the proxy statement, and other materials related to those items supplied by Virtus, along with information supplied by Stone Harbor and Virtus related to the Acquisition. Senior representatives of Virtus attended the Regular Meeting to discuss with the Independent Trustees the Acquisition and its expected implications for the Fund and its shareholders.
At a special Board meeting held on August 3, 2021, the Board, including a majority of the Independent Trustees, approved the Proposed Investment Advisory Agreement between the Fund and VAIA and the Proposed Subadvisory Agreement among the Fund, VAIA and Stone Harbor. At a separate meeting on October 20, 2021, the Board also approved an interim advisory agreement (the “Interim Advisory Agreement” between the Fund and Stone Harbor. Throughout their review process, the Independent Trustees were advised by their counsel and they also discussed their obligations with respect to the entering into of the Proposed Agreements and Interim Advisory Agreement in private sessions with their counsel. Prior to voting, the Independent Trustees received a memorandum from their counsel discussing the legal standards for their consideration of the Proposed Agreements and the Interim Advisory Agreement. The Independent Trustees and the Board, in determining to approve the entering into of the Proposed Agreements and Interim Advisory Agreement, did not identify any

Board’s Consideration of the Proposed Investment Advisory
Agreement and Proposed Subadvisory Agreement(Unaudited) (Continued)
particular factor that was all- important or controlling, and each Trustee attributed different weights to the various factors.
Materials Reviewed
During the course of each year, the Board and the Independent Trustees received a wide variety of materials relating to the services provided by Stone Harbor, including, but not limited to, reports on: the Fund’s investment results; portfolio construction; portfolio composition; portfolio trading practices; and other information relating to the nature, extent and quality of services provided by Stone Harbor to the Fund.
In addition, the Board’s evaluation of the Proposed Agreements and Interim Advisory Agreement included consideration of the information provided in response to the Board’s information requests and in meetings with representatives of Virtus and the Virtus Funds as well as, where relevant, information that previously had been provided to the Board in connection with the most recent annual contract renewal of the Fund’s investment advisory agreement with Stone Harbor at a meeting held on April 21, 2021.
In the course of their deliberations regarding the Proposed Agreements and the Interim Advisory Agreement, the Board members considered the following factors, among others: the nature, extent and quality of the services to be provided by VAIA, its affiliates and Stone Harbor, including the personnel who would be providing such services; Virtus’s financial condition; the proposed advisory and sub-advisory fees to be paid to VAIA and Stone Harbor, respectively; the anticipated profitability of the Fund to VAIA and its affiliates; and the direct and indirect benefits, if any, to be derived by VAIA and its affiliates from their relationship with the Fund.
The following summary describes some, but not all, of the factors considered by the Board and the Independent Trustees in evaluating the Proposed Agreements and the Interim Advisory Agreement.
Evaluation of the Proposed Agreements and the Interim Advisory Agreement
In evaluating the approval of the entering into of the Proposed Agreements and the Interim Advisory Agreement, the Board and the Independent Trustees also considered the following matters:
1. Virtus’s and its affiliates’ reputation, experience, financial condition and resources;
2. Virtus is a public company with a demonstrated track record and business model of successfully acquiring and integrating boutique asset managers;
3. Virtus’s compliance resources and commitment to regulatory compliance;

Board’s Consideration of the Proposed Investment Advisory
Agreement and Proposed Subadvisory Agreement(Unaudited) (Continued)
4. Virtus’s use of well established service providers to service the Virtus Funds and intention to transition the Fund to those service providers in the ordinary course following the closing of the proposed Acquisition;
5. The expectation that Virtus would bring organizational breadth, depth and additional oversight to the Fund;
6. The expectation that Virtus would bring a well-developed structure, experienced professionals and other resources to provide appropriate levels of oversight of investment processes and performance, and compliance and controls, including financial controls;
7. The expectation that the Acquisition would provide for the continuity of portfolio management for a period of at least three (3) years following the closing of the Acquisition, as Virtus intended to enter into employment contracts with Messrs. Wilby and Craige and several other key individuals;
8. Virtus’s operating model contemplated preserving the investment autonomy of Stone Harbor;
9. Virtus and Stone Harbor had committed to maintaining the nature, quality and extent of services to be provided to the Fund following the closing of the Acquisition;
10. Stone Harbor’s expectation and stated intention to continue to manage the Fund in accordance with the Fund’s current investment objective and principal investment strategies for the foreseeable future; and
11. VAIA’s agreement to maintain the Fund’s current contractual advisory fee rates and to contractually limit the Fund’s expenses for at least two years after the closing of the Acquisition, which would benefit the Fund in the event its assets were to decline in the future or expected expense savings were not to materialize as expected, and Virtus’s stated past practice of continuing to maintain such expense limitation arrangements beyond the expiration of the two-year period.
Nature, extent and quality of the services under the Proposed Agreements and the Interim Advisory Agreement
In considering the nature, extent, and quality of the services to be provided to the Fund by VAIA and Stone Harbor under the Proposed Agreements and the Interim Advisory Agreement, as applicable, the Board and the Independent Trustees took into account information relating to VAIA’s and Stone Harbor’s operations and personnel. The Board and the Independent Trustees considered information provided by Virtus regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition. The Board and the Independent Trustees considered the expected impact, if any, of the Acquisition on the operations, organization and personnel of Stone Harbor, and that Virtus and Stone Harbor had advised the Board and Independent Trustees that, following the closing of the Acquisition, there was not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders. The Board and the Independent Trustees considered the investment strategies Stone Harbor used in managing the Fund and the performance of the Fund under Stone Harbor’s management. The Board and the Independent Trustees noted that the Fund’s current portfolio managers were expected to continue to be responsible for the day-to-day portfolio management of the Fund after the closing of the Acquisition. In this regard, the Board and the Independent Trustees took into

Board’s Consideration of the Proposed Investment Advisory
Agreement and Proposed Subadvisory Agreement(Unaudited) (Continued)
account that Virtus intended to enter into employment contracts with Peter Wilby, James Craige and several other key individuals which would become effective following the closing of the Acquisition and would have a term of at least three (3) years. The Board and the Independent Trustees also took into account, as applicable, the benefits from the resources that VAIA and Virtus Fund Services, LLC (“VFS”) would bring to Stone Harbor and the Fund, as well as the benefits to Stone Harbor and the Fund of being part of a larger combined organization with greater financial resources. The Board and the Independent Trustees also considered information regarding the financial condition of Virtus, its experience as a fund sponsor and manager, strong client service capabilities, and relationships in the asset management industry.
In considering the management style and investment strategies that Stone Harbor would continue to use in managing the Fund, the Board and the Independent Trustees took into consideration certain comparative performance information for the Fund that was received in connection with the Fund’s most recent annual contract renewal, which had occurred on April 21, 2021. The Board and the Independent Trustees took into account that it was not anticipated that there would be any changes to the Fund’s investment objectives or principal investment strategies as a result of the Acquisition. Given that the Fund’s portfolio managers were expected to continue to be responsible for the day-to-day portfolio management of the Fund after the closing of the Acquisition and that no changes to the Fund’s investment objectives or principal investment strategies were anticipated as a result of the Acquisition, the Board determined that it was appropriate to consider certain comparative performance information that the Board had received in connection with the Fund’s most recent annual contract renewal in evaluating the quality of services to be provided to the Fund and its shareholders after the closing of the Acquisition. The Board and Independent Trustees concluded that the Fund’s performance supported approval of the entering into of the Proposed Agreement and the Interim Advisory Agreement. The Board and the Independent Trustees considered the oversight capabilities and resources that VAIA would bring to the portfolio management of the Fund.
Based on their review of the materials provided and the assurances they received from Virtus and Stone Harbor, the Independent Trustees determined that the Acquisition was not expected to affect adversely the nature, extent and quality of services provided to the Fund and the Acquisition was not expected to have an adverse effect on, and, indeed should reasonably be expected to enhance, the ability of Stone Harbor to continue managing the Fund. The Board and the Independent Trustees concluded that they were satisfied with the nature, extent and quality of services to be provided to the Fund by VAIA and Stone Harbor under the Proposed Investment Advisory Agreement and the Interim Advisory Agreement, as applicable.
Proposed Advisory Fees, Subadvisory Fees and Expenses
In considering the Fund’s proposed advisory and subadvisory fees and estimated net expenses, the Board and the Independent Trustees considered certain comparative fee and expense data that had been received in connection with the Fund’s most recent annual contract renewal. The Board and the Independent Trustees also considered pro forma information regarding the Fund’s fees and expenses following the closing of the Acquisition. The Board and the Independent Trustees also took into account that no changes in the Fund’s advisory fees were being proposed in connection with the Acquisition and that Stone Harbor’s subadvisory fees would be paid out of the advisory fees. The Board and the Independent Trustees also took into account that VAIA had agreed to contractually limit the Fund’s

Board’s Consideration of the Proposed Investment Advisory
Agreement and Proposed Subadvisory Agreement(Unaudited) (Continued)
expenses for at least two years following the closing of the Acquisition and that Virtus had stated that its past practice had been to continue to maintain such expense limitation arrangements beyond the expiration of the two-year period. Based upon the foregoing, the Board and the Independent Trustees concluded that the proposed advisory and subadvisory fees were reasonable in view of the quality of services to be received by the Fund from VAIA and Stone Harbor, respectively.
Anticipated Profitability and Possible Economies of Scale
Anticipated Profitability — In reviewing the anticipated profitability of the Fund to VAIA and its affiliates, the Board and the Independent Trustees considered the fact that an affiliate of VAIA would be providing administrative services to the Fund for which it would receive compensation. In this regard, Virtus provided an analysis of the Fund’s current net expenses and the Fund’s pro forma net expenses, which reflected the compensation to be received by VAIA and its affiliate for their provision of services to the Fund following the closing of the Acquisition. The Board and the Independent Trustees noted that the information provided by Virtus indicated that the Fund’s total operating expenses were expected to decrease from those in the period preceding the Acquisition, and that in the event that such savings did not occur, VAIA had agreed to contractually limit the Fund’s expenses for at least two years following the closing of the Acquisition, so that the actual operating expenses attributable to the common shares of the Fund (excluding investment advisory fees paid to VAIA, interest, any other fees or expenses relating to financial leverage, preferred shares (such as dividends on preferred shares, auction agent fees and commissions and rating agency fees) or borrowing (such as interest, commitment, amendment and renewal expenses on credit or redemption facilities), taxes, extraordinary, unusual or infrequently occurring expenses (such as litigation), costs related to share offerings, brokerage commissions, expenses incurred in connection with any merger or reorganization, underlying fund expenses and dividend expenses, if any (each expressed as a percentage of average daily net assets attributable to common shares), after any waiver, reduction or reimbursement by VAIA or its affiliates) would be no higher than they were in the period preceding the Acquisition. The Board and the Independent Trustees also took into account financial information regarding Virtus and its affiliates with respect to its financial wherewithal to provide services to the Fund. The Board and the Independent Trustees also considered that Virtus and its affiliates would likely derive benefits in the form of increased assets under management and the expansion of the Virtus Fund’s lineup from their relationship with the Fund. Because VAIA would pay Stone Harbor’s subadvisory fees out of its advisory fees, the anticipated profitability of the Fund to Stone Harbor was not considered in the Board’s and the Independent Trustees’ deliberations concerning the entering into of the Proposed Subadvisory Agreement.
Economies of Scale — The Board and the Independent Trustees reviewed the extent to which VAIA might realize economies of scale in managing the Fund. The Board and Independent Trustees considered the effect of the Fund’s size on its performance and expenses. The Board and the Independent Trustees took into account management’s discussion of the Fund’s estimated expenses following the closing of the Acquisition, noting that the expenses of the Fund were not expected to increase for at least two years following the closing of the Acquisition. The Independent Trustees concluded that those measures were reasonably designed to result in the sharing of economies of scale realized by VAIA, if any, with the Fund and its shareholders. Because VAIA would pay Stone Harbor’s subadvisory fees out of its advisory fees, the Board and the Independent Trustees did not consider the potential

Board’s Consideration of the Proposed Investment Advisory
Agreement and Proposed Subadvisory Agreement(Unaudited) (Continued)
economies of scale from Stone Harbor’s management of the Fund in the Board’s and the Independent Trustees’ deliberations concerning the entering into of the Proposed Subadvisory Agreement.
Conclusions
Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the terms of the Proposed Agreements and Interim Advisory Agreement, including the fees payable to VAIA and Stone Harbor, as applicable, were fair and reasonable to the Fund and its shareholders given the scope and quality of the services to be provided to the Fund and such other considerations as the Independent Trustees believed relevant in the exercise of their reasonable business judgment and that the entering into of the Proposed Agreements and the Interim Advisory Agreement was in the best interests of the Fund and its shareholders. Accordingly, the Board and the Independent Trustees unanimously approved the entering into of the Proposed Agreements and the Interim Advisory Agreement and recommended that the Fund’s shareholders approve the Proposed Agreements.

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VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND
101 Munson Street
Greenfield, MA 01301-9668
Board of Trustees
George R. Aylward
Donald C. Burke
Sarah E. Cogan
Deborah A. DeCotis
F. Ford Drummond
Sidney E. Harris
John R. Mallin
Connie D. McDaniel
Philip R. McLoughlin, Chairman
Geraldine M. McNamara
R. Keith Walton
Brian T. Zino
Officers
George R. Aylward, President and Chief Executive Officer
Peter Batchelar, Senior Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer, and Treasurer
Timothy Branigan, Vice President and Fund Chief Compliance Officer
Jennifer Fromm, Vice President, Chief Legal Officer, Counsel and Secretary
Julia R. Short, Senior Vice President
Richard W. Smirl, Executive Vice President
Investment Adviser
Virtus Alternative Investment Advisers, Inc.
One Financial Plaza
Hartford, CT 06103-2608
Administrator
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286-1048
Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 505005
Louisville, KY 40233-5005
Fund Counsel
Sullivan & Worcester LLP
1666 K Street, NW
7th Floor
Washington, DC 20006
How to Contact Us
Shareholder Services	1-866-270-7788
Website	www.Virtus.com

Important Notice to Shareholders
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-866-270-7788.

c/o Computershare Investor Services
P.O. Box 505005
Louisville, KY 40233-5005

For more information about
Virtus Closed-End Funds, please
contact us at 1-866-270-7788
or closedendfunds@virtus.com
or visit Virtus.com.

8469	07-22

Item 2. Code of Ethics.

Response not required for semi-annual report.

Item 3. Audit Committee Financial Expert.

Response not required for semi-annual report.

Item 4. Principal Accountant Fees and Services.

Response not required for semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Response not required for semi-annual report.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Response not required for semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Response not required for semi-annual report.

(b)

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(2)(2)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Virtus Stone Harbor Emerging Markets Income Fund

By (Signature and Title)* /s/ George R. Aylward
George R. Aylward, President and Chief Executive Officer
(principal executive officer)

Date August 5, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ George R. Aylward
George R. Aylward, President and Chief Executive Officer
(principal executive officer)

Date August 5, 2022

By (Signature and Title)* /s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President,
Chief Financial Officer, and Treasurer
(principal financial officer)

Date August 5, 2022

* Print the name and title of each signing officer under his or her signature.